Exhibit 99.1

Aerovate Therapeutics Appoints Allison Dorval To Its Board of Directors

Boston, July 19, 2021- Aerovate Therapeutics, Inc. (Nasdaq: AVTE), a clinical stage biopharmaceutical company focused on developing drugs that meaningfully improve the lives of patients with rare cardiopulmonary disease, today announced the appointment of Allison Dorval, chief financial officer of Voyager Therapeutics, Inc. (“Voyager”), as a member of Aerovate’s Board of Directors.

"The addition of Allison’s corporate finance and broad operating expertise to our Board of Directors will serve Aerovate well as we seek to develop and commcercialize AV-101, our novel dry powder inhaled formulation of the drug imatinib, for the treatment of pulmonary arterial hypertension, also known as PAH,” said Timothy Noyes, chief executive officer of Aerovate. “We are thrilled to welcome her to Aerovate and to benefit from her deep experience, which includes providing financial stewardship for publicly traded companies.”

Ms. Dorval currently serves as chief financial officer and principal finance and accounting officer at Voyager Therapeutics, and is a member of the Board of Directors of Puma Biotechnology, Inc. She has over twenty years of corporate finance, accounting and operating experience, including 14 years of life sciences executive finance experience. Prior to Voyager, Ms. Dorval served as vice president, controller, at Juniper Pharmaceuticals, Inc., and as chief financial officer at Insulet Corporation, where she led financial planning, reporting and accounting. Previously, Ms. Dorval held corporate finance positions with iBasis, Inc. and Digitas Inc. Ms. Dorval is a certified public accountant and began her career in public accounting at PricewaterhouseCoopers LLP, where she held positions of increasing responsibility and scope. Ms. Dorval obtained a Bachelor of Science in Business Administration (accounting concentration) from the University of Vermont.

“Joining the Aerovate Board of Directors presents a unique opportunity to contribute to the development of a novel approach to treating pulmonary arterial hypertension,” commented Ms. Dorval. “People suffering from PAH face a poor prognosis, despite the availability of multiple approved therapies. I am excited about helping Aerovate deliver a potential new treatment option for these underserved patients.”

About Aerovate Therapeutics, Inc.

Aerovate is a clinical stage biopharmaceutical company focused on developing drugs that meaningfully improve the lives of patients with rare cardiopulmonary disease. Aerovate's initial focus is on advancing AV-101, its dry powder inhaled formulation of the drug imatinib for the treatment of pulmonary arterial hypertension, or PAH.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the advancement of our clinical programs, our expectations of the therapeutic benefits related thereto, and our growth as a company and the anticipated contribution of the members of our board of directors to our operations and progress. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties related to the advancement of our clinical program for AV-101, the expected impact and contribution of our Board of Directors and executives to our business, and other risks identified in our filings with the Securities and Exchange Commission (“SEC”), including our Registration Statement on Form S-1, and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

Contact:

Julio Cantre

Info@aerovatetx.com

202.930.4762

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